  Summary Prospectus

Touchstone Sands Capital Institutional Growth Fund  April 30, 2014

Ticker: CISGX

Before you invest, you may want to review the Fund's prospectus, which contains information about the Fund and its risks. The Fund's prospectus and Statement of Additional Information, both dated April 30, 2014, as amended from time to time, are incorporated by reference into this summary prospectus. For free paper or electronic copies of the Fund's prospectus and other information about the Fund, go to www.TouchstoneInvestments.com/home/formslit/, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

The Fund's Investment Goal

The Touchstone Sands Capital Institutional Growth Fund (the "Fund") seeks long-term capital appreciation.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)
Wire Redemption Fee	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.78%
Other Expenses	0.02%
Total Annual Fund Operating Expenses[1]	0.80%

1Touchstone Advisors, Inc. and Touchstone Institutional Funds Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions; other expenditures which are capitalized in accordance with generally accepted accounting principles; the cost of "Acquired Fund Fees and Expenses," if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual fund operating expenses to 0.80%. This expense limitation is effective through April 29, 2015, but can be terminated by a vote of the Board of Trustees of the Trust if it deems the termination to be beneficial to the Fund. The terms of Touchstone Advisors' contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund's expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement. See the discussion entitled "Expense Limitation Agreement" under the section entitled "The Advisor" in the Fund's Statement of Additional Information for more information.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$82
3 Years	$255
5 Years	$444
10 Years	$990

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 37% of the average value of its portfolio.

The Fund's Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies believed to have above-average potential for revenue and earnings growth. The Fund emphasizes investments in large capitalization growth companies. For purposes of this Fund, large capitalization companies are defined as companies with a market capitalization found within the Russell 1000 Index (between approximately $1.01 billion and $494 billion as of February 28, 2014) at the time of purchase. The market capitalization range and composition of the Russell

Touchstone Sands Capital Institutional Growth Fund

1000 Index are subject to change. The Fund will typically own between 25 and 30 stocks and is non-diversified. The Fund may also focus on specific sectors.

The Fund's sub-advisor, Sands Capital Management, LLC ("Sands Capital" or "Sub-Advisor"), seeks companies with: sustainable above-average earnings growth; significant competitive advantages; a leadership position or proprietary niche; a clear sense of purpose and mission in an understandable business and financial strength; and a rational value relative to comparable companies, the market, and the business prospects for that particular company. Sands Capital has a three-pronged sell discipline. Sands Capital typically sells a company for one of the following reasons: deterioration in fundamentals, slowing growth/maturing business, or opportunity cost.

The Principal Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares.

•  Large-Cap Risk: Large-cap risk is the risk that stocks of larger companies may underperform relative to those of small- and mid-sized companies. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Growth Investing Risk: Growth oriented funds may underperform when value investing is in favor and growth stocks may be more volatile than other stocks because they may be more sensitive to investor perceptions of the issuing company's growth of earnings potential.

Management Risk: In managing the Fund's portfolio, Touchstone Advisors, Inc.(the "Advisor") engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors. The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a greater percentage of its assets than diversified mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event.

Sector Focus Risk: The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Fund's net asset value and magnified effect on the total return.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's prospectus.

The Fund's Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year (before taxes) and by showing how the Fund's average annual total returns for 1 year, 5 years, and since inception (before and after taxes) compare with the Russell 1000® Growth Index. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Sands Capital Institutional Growth Fund

Touchstone Sands Capital Institutional Growth Fund Total Return as of December 31

Best Quarter: First Quarter 2012	24.17%
Worst Quarter: Fourth Quarter 2008	(30.53)%

The year-to-date return for the Fund as of March 31, 2014 is 0.58%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.

Average Annual Total Returns
For the periods ended December 31, 2013

	1 Year	5 Years	Since Inception (1-21-05)
Touchstone Sands Capital Institutional Growth Fund
Return Before Taxes	41.28%	31.03%	11.39%
Return After Taxes on Distributions	38.71%	30.41%	11.01%
Return After Taxes on Distributions and Sale of Fund Shares	25.33%	26.04%	9.39%
Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes)	33.48%	20.39%	8.48%

The Fund's Management

Investment Advisor

Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Manager	Investment Experience with the Fund	Primary Title with Sub-Advisor
Sands Capital Management, LLC	Frank M. Sands, Jr., CFA	Managing the Fund since its inception in 2005	Chief Investment Officer and Chief Executive Officer

Buying and Selling Fund Shares

Minimum Investment Requirements

	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. You may purchase and sell shares of the Fund through Touchstone Securities, Inc. ("Touchstone Securities") or your financial intermediary. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

Touchstone Sands Capital Institutional Growth Fund

The Fund is closed to new accounts, with the following exceptions:

•  Existing shareholders may add to an existing account through the purchase of additional shares of the Fund, including the reinvestment of dividends and cash distributions from shares owned in the Fund. Please note: Selling agents who transact in the Fund through an omnibus account are not permitted to purchase shares of the Fund on behalf of clients who do not currently own shares of the Fund.

•  An employee of the Advisor or investment sub-advisor may purchase shares of the Fund (a) through an account in his or her own name or jointly held with another individual or as trustee for another individual, or (b) as beneficial owner of shares held in another name by opening (i) a new individual account or IRA account in his or her own name, (ii) a trust account, (iii) a joint account with another party, or (iv) an account on behalf of an immediate family member.

•  Beneficiaries of shares of the Fund (e.g., through an IRA or transfer on death account) or recipients of shares of the Fund through a transfer who wish to use the proceeds of that account to open up a new account in the Fund.

•  Institutional accounts that were approved by the Fund prior to October 21, 2013.

•  An investor opening a new account at a financial institution or financial intermediary firm that (i) has clients currently invested in the Fund and (ii) has been pre-approved by the Fund, prior to October 21, 2013, to purchase shares of the Fund on behalf of certain of its clients. Investors should contact their financial institution or financial intermediary firm to determine whether new accounts are permitted.

If you believe you are eligible to purchase shares of the Fund, you may be required to provide appropriate proof of eligibility. The Fund reserves the right to reject any purchase order if it believes that acceptance of such order would interfere with its ability to be effectively managed. The Fund reserves the right to reopen to new investors at a future date, to make additional exceptions, to limit the above exceptions, or otherwise to modify the foregoing closure policy for any reason. You may obtain additional information by calling Touchstone at 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when shares are held through a tax-deferred account, such as a 401(k) plan or an individual retirement account. Withdrawals from a tax-deferred account, however, may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

TSF-1105-TIFT-CISGX-1404